THE ALGER FUND

    SUPPLEMENT DATED MAY 18, 1998 TO THE PROSPECTUS DATED FEBRUARY 25, 1998

     The first paragraph of the section of the Prospectus entitled "Portfolio Managers" is amended to read as follows:

     David D. Alger, Seilai Khoo, Ron Tartaro and David Hyun are primarily responsible for the day-to-day management of the Portfolios of the Fund. Mr. Alger has been employed by Alger Management as Executive Vice President and Director of Research since 1971 and as President since 1995. Ms. Khoo has been employed by Alger Management since 1989, as senior research analyst until 1995 and as a Senior Vice President since 1995. Mr. Tartaro has been employed by Alger Management since 1990, as a senior research analyst until 1995 and as a Senior Vice President since 1995. Mr. Hyun has been employed by Alger Management since 1991 as an analyst until 1998 and as a Portfolio Manager since 1998. Mr. Alger, Ms. Khoo, Mr. Tartaro and Mr. Hyun also serve as portfolio managers for other mutual funds and/or investment accounts managed by Alger Management. Steven R. Thumm serves as co-manager of the Alger Balanced Portfolio, and other mutual funds managed by Alger Management. He has been employed by Alger Management as a fixed income analyst since 1991.